SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 14, 2003

Zimmerman Sign Company

(Exact Name of Registrant as Specified in charter)

Texas (State or other jurisdiction of incorporation)	0-21737 (Commission File Number)	75-0864498 (IRS Employer Identification No.)

3013 North Jackson, Jacksonville, TX 75766

(Address of Principal Executive Office)

(903) 589-2100

(Registrant's telephone number, including area code)

Item 7. Exhibits

(c)

99.1      Press Release.

Item 9. Regulation FD Disclosure.

The registrant, in compliance with Regulation FD, is filing the press release that it issued on May 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMERMAN SIGN COMPANY

By:  /s/ Chris James

Chris James

Chief Financial Officer

Dated: May 14, 2003